Exhibit 99.1

PRESS RELEASE	Contact: Jeff W. Dick
July 15, 2019	(703) 481-4567

MainStreet Bancshares, Inc. Reports Record Second Quarter Earnings

Fairfax, Virginia – MainStreet Bancshares, Inc. (NASDAQ: MNSB) reported record net income of $3.4 million for the second quarter of 2019; more than double the amount from the second quarter of 2018.

The Company recorded net income of $6.7 million for the first half of 2019; slightly more than double that earned in the first half of 2018.  Earnings per share for both common and diluted shares was $0.81 for the six months ending June 30, 2019, compared to $0.55 for both common and diluted shares for the six months ended June 30, 2018.  The Company produced a 1.18% return on average assets and 10.67% return on average equity for the six months ended June 30, 2019, compared to a 0.76% return on average assets and a 9.03% return on average equity for the first six months ended June 30, 2018.

Net interest income was $19.2 million for the six months ending June 30, 2019, nearly double the amount for the six months ending June 30, 2018.  Loan loss provisions of $1.1 million for the six months ending June 30, 2019 decreased 47% from the six months ending June 30, 2018.  The decrease in loan loss provisions is largely tied to the Company’s strategic decision to moderate loan growth.

Noninterest income of $2.3 million for the six months ending June 30, 2019 was more than double the amount from the six months ending June 30, 2018.  The increase is due to an increase in deposit account fees, interest rate swap fees related to loan transactions, and gains recorded for the sale of the guaranteed portion of Small Business Administration (“SBA”) loans.  These sources are expected to continue in a consistent manner going forward.

Total assets were $1.2 billion at June 30, 2019, as compared to $936.1 million at June 30, 2018, an increase of 27%. Net loans at June 30, 2019 total $983.6 million against net loans outstanding at June 30, 2018 of $815.9 million, an increase of 21%.  Asset quality remains solid with non-performing assets to total assets at 0.10% as of June 30, 2019, down from 0.21% as of June 30, 2018. Capital levels for the Company remain strong.

Non-interest-bearing deposits increased to $201.4 million as of June 30, 2019, a 12% increase from June 30, 2018.  Non-interest-bearing deposits represent 20% of total deposits at June 30, 2019.  Total deposits as of June 30, 2019 were $1.0 billion an increase of $209.6 million from June 30, 2018.

As of June 30, 2019, the Company’s tangible book value per share was $15.64, up 26% from $12.42 as of June 30, 2018.  According to NASDAQ, there were 12,179 trades during the quarter totaling 2.0 million shares traded. The closing share price was $22.79, or 146% of book value. The market cap was $188.0 million as of June 30, 2019.

QUOTES: “We are excited with the opportunity to expand our branch network into Washington, DC later this year,” says Chris Brockett, President of MainStreet Bancshares, Inc. and MainStreet Bank. “With nearly a quarter of our outstanding loans originating from the DC corridor, we feel confident that we can have a strong presence in the District that will complement our overall footprint.”

“Our goal for 2019 is to moderate growth in order to increase core deposits and enhance our net interest margin,” says Jeff W. Dick, Chairman and CEO of MainStreet Bancshares, Inc. and MainStreet Bank. “Balance sheet growth for the first half of 2019 is 7.6%, which is down from 15.9% for the first half of 2018.  While core deposit growth remains a challenge, our Business Bankers are making good inroads and we continue to build our Payments team, which should further enhance core deposit growth as well as fee income.”

ABOUT MAINSTREET BANK:  MainStreet operates six branches in Herndon, Fairfax, Fairfax City, McLean, Leesburg and Clarendon.  A seventh branch on 1130 Connecticut Avenue in Washington, DC will open late in the third quarter of 2019.

MainStreet has 55,000 free ATMs and a fully integrated online and mobile banking solution.  The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has “put our bank” in well over 1,000 businesses in the metropolitan area.

MainStreet has a full complement of payment system services for third party payment providers.  MainStreet has a nationally known market leader and a highly experienced team ready to help payment providers create a solution perfect for their needs.

MainStreet has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction and commercial real estate.  MainStreet also works with the SBA to offer 7A and 504 lending solutions.  From mobile banking and Apple Pay to instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve its customer experience.

MainStreet Bank was the first community bank in the Washington, DC metropolitan area to offer a full online business banking solution.  MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance.  Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties.  The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel.

We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made.  In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(Unaudited)

(In thousands, except share data)

	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
ASSETS
Cash and cash equivalents
Cash and due from banks	$44,976	$29,741	$27,886	$38,634	$27,163
Federal funds sold	19,835	30,034	30,190	21,739	4,104
Total cash and cash equivalents	64,811	59,775	58,076	60,373	31,267
Investment securities available for sale, at fair value	60,079	69,308	55,979	79,489	20,806
Investment securities held to maturity, at carrying value	24,946	25,487	26,178	26,221	27,422
Restricted equity securities, at cost	5,307	5,732	5,894	4,209	4,737
Loans, net of allowance for loan losses of $9,185, $9,189, $8,831, $8,327, and $7,731, consecutively	983,574	943,735	917,125	850,822	815,875
Premises and equipment, net	14,208	14,226	14,222	14,414	14,660
Other real estate owned, net	1,207	-	-	-	-
Accrued interest and other receivables	5,681	5,644	5,148	4,919	4,695
Bank owned life insurance	14,275	14,169	14,064	13,957	13,851
Other assets	10,676	8,005	3,927	2,577	2,842
Total Assets	$1,184,764	$1,146,081	$1,100,613	$1,056,981	$936,155
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$201,405	$193,744	$211,749	$191,986	$179,827
Interest-bearing DDA deposits	65,117	59,639	60,588	59,295	60,389
Savings and NOW deposits	61,945	61,537	51,371	52,602	48,659
Money market deposits	115,641	147,655	138,153	109,498	118,194
Time deposits	567,023	504,252	458,276	476,511	394,433
Total deposits	1,011,131	966,827	920,137	889,892	801,502
Federal Home Loan Bank advances and other borrowings	20,000	30,000	40,000	30,000	45,117
Subordinated debt	14,791	14,783	14,776	14,769	14,762
Other liabilities	9,806	9,488	4,449	2,785	2,617
Total Liabilities	1,055,728	1,021,098	979,362	937,446	863,998
Stockholders’ Equity:
Common stock, par value $4 per share, authorized 10,000,000 shares; issued and outstanding, 8,250,259 shares at June 30, 2019 including 170,359 unvested shares, 8,249,759 at March 31, 2019 including 153,086 unvested shares, 8,177,978 shares at December 31, 2018 including 133,869 unvested shares, 8,179,871 shares at September 30, 2018 including 142,457 unvested shares, 5,810,498 at June 30, 2018 including 144,626 unvested shares.	32,387	32,387	32,177	32,177	22,691
Capital surplus	74,609	74,353	74,256	76,427	40,731
Retained earnings	21,826	18,395	15,185	11,371	9,020
Accumulated other comprehensive gain (loss)	214	(152)	(367)	(440)	(285)
Total Stockholders’ Equity	129,036	124,983	121,251	119,535	72,157
Total Liabilities and Stockholders’ Equity	$1,184,764	$1,146,081	$1,100,613	$1,056,981	$936,155

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(Unaudited)

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018
INTEREST INCOME:
Interest and fees on loans	$26,793	$17,965	$13,877	$12,916	$12,244	$11,061	$9,649
Interest on investment securities	1,171	748	615	556	381	341	407
Interest on federal funds sold	720	215	375	345	457	423	115
Total interest income	28,684	18,928	14,867	13,817	13,082	11,825	10,171
INTEREST EXPENSE:
Interest on interest bearing DDA deposits	528	386	283	245	269	245	222
Interest on savings and NOW deposits	147	109	74	73	77	65	63
Interest on money market deposits	1,350	678	587	763	598	432	414
Interest on time deposits	6,566	2,604	3,635	2,931	2,784	2,677	1,513
Interest on Federal Home Loan Bank advances and other borrowings	381	389	162	219	188	199	210
Interest on subordinated debt	479	479	241	238	244	243	241
Total interest expense	9,451	4,645	4,982	4,469	4,160	3,861	2,663
Net interest income	19,233	14,283	9,885	9,348	8,922	7,964	7,508
Provision for loan losses	1,075	2,030	750	325	496	600	1,395
Net interest income after provision for loan losses	18,158	12,253	9,135	9,023	8,426	7,364	6,113
OTHER INCOME:
Deposit account service charges	816	472	446	370	311	320	259
Bank owned life insurance income	211	215	106	105	107	105	109
Loan swap fee income	471	—	181	290	713	—	—
Net gains on sale of loans	263	—	263	—	—	—	—
Other fee income	506	404	345	161	331	261	215
Total other income	2,267	1,091	1,341	926	1,462	686	583
OTHER EXPENSES:
Salaries and employee benefits	7,707	5,560	3,847	3,860	3,267	3,018	2,811
Furniture and equipment expenses	820	832	435	385	534	493	451
Advertising and marketing	296	297	191	105	146	171	141
Occupancy expenses	430	310	217	213	220	206	159
Outside services	388	436	161	227	164	239	240
Administrative expenses	343	273	176	167	142	161	155
Other operating expenses	2,201	1,738	1,150	1,051	900	872	912
Total other expenses	12,185	9,446	6,177	6,008	5,373	5,160	4,869
INCOME BEFORE INCOME TAXES	8,240	3,898	4,299	3,941	4,515	2,890	1,827
Income tax expense	1,562	709	868	694	846	539	324
NET INCOME	$6,678	$3,189	$3,431	$3,247	$3,669	$2,351	$1,503
Net income per common share, basic and diluted (1)	$0.81	$0.55	$0.42	$0.39	$0.45	$0.35	$0.26
Weighted average number of shares, basic and diluted (1)	8,246,562	5,801,541	8,250,210	8,242,873	8,178,888	6,788,868	5,810,383

(1)	Amounts for all periods reflect the effect of the 5% stock dividend on April 30, 2018.

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(Unaudited)

(In thousands)

	June 30, 2019		March 31, 2019		June 30, 2018		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$203,873	20.5%	$192,494	20.2%	$125,475	15.2%	5.9%	62.5%
Residential real estate loans	158,406	15.9%	151,884	15.9%	124,253	15.1%	4.3%	27.5%
Commercial real estate loans	425,862	42.8%	409,522	42.9%	342,757	41.6%	4.0%	24.2%
Commercial industrial loans	117,905	11.9%	105,391	11.0%	127,678	15.5%	11.9%	-7.7%
Consumer loans	88,421	8.9%	95,299	10.0%	104,286	12.6%	-7.2%	-15.2%
Total Gross Loans	$994,467	100.0%	$954,590	100.0%	$824,449	100.0%	4.2%	20.6%
Less: Allowance for loan losses	(9,185)		(9,189)		(7,731)
Net deferred loan fees	(1,708)		(1,666)		(843)
Net Loans	$983,574		$943,735		$815,875
DEPOSITS:
Non-interest bearing demand deposits	$201,405	19.9%	$193,744	20.0%	$179,827	22.4%	4.0%	12.0%
Interest-bearing demand deposits:
Demand deposits	65,117	6.5%	59,639	6.2%	60,389	7.6%	9.2%	7.8%
Savings and NOW deposits	61,945	6.1%	61,537	6.4%	48,659	6.1%	0.7%	27.3%
Money market accounts	115,641	11.4%	147,655	15.3%	118,194	14.7%	-21.7%	-2.2%
Certificates of deposit $250,000 or more	222,292	22.0%	129,671	13.4%	81,456	10.2%	71.4%	172.9%
Certificates of deposit less than $250,000	344,731	34.1%	374,581	38.7%	312,977	39.0%	-8.0%	10.1%
Total Deposits	$1,011,131	100.0%	$966,827	100.0%	$801,502	100.0%	4.6%	26.2%
BORROWINGS:
Federal Home Loan Bank advances	20,000	57.5%	30,000	67.0%	45,117	75.3%	-33.3%	-55.7%
Subordinated debt	14,791	42.5%	14,783	33.0%	14,762	24.7%	0.1%	0.2%
Total Borrowings	$34,791	100.0%	$44,783	100.0%	$59,879	100.0%	-22.3%	-41.9%
Total Deposits and Borrowings	$1,045,922		$1,011,610		$861,381		3.4%	21.4%

Core customer funding sources (1)	$605,484	57.9%	$566,398	56.0%	$579,848	67.3%	6.9%	4.4%
Brokered and listing service sources (2)	405,647	38.8%	400,429	39.5%	221,654	25.8%	1.3%	83.0%
Federal Home Loan Bank advances	20,000	1.9%	30,000	3.0%	45,117	5.2%	-33.3%	-55.7%
Subordinated debt (3)	14,791	1.4%	14,783	1.5%	14,762	1.7%	0.1%	0.2%
Total Funding Sources	$1,045,922	100.0%	$1,011,610	100.0%	$861,381	100.0%	3.4%	21.4%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts.
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the three months ended June 30, 2019			For the three months ended June 30, 2018
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$978,282	$13,877	5.67%	$760,531	$9,649	5.07%
Investment securities	73,218	615	3.36%	54,803	407	2.97%
Federal funds and interest-bearing deposits	73,494	375	2.04%	33,136	115	1.39%
Total interest earning assets	$1,124,994	$14,867	5.29%	$848,470	$10,171	4.79%
Other assets	40,842			35,756
Total assets	$1,165,836			$884,226
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$57,299	$283	1.98%	$58,220	$223	1.53%
Money market deposit accounts	123,110	587	1.91%	122,938	413	1.34%
Savings and NOW deposits	62,613	74	0.47%	50,024	62	0.50%
Time deposits	548,669	3,635	2.65%	344,900	1,514	1.76%
Total interest-bearing deposits	$791,691	$4,579	2.31%	$576,082	$2,212	1.54%
Federal funds and repos purchased	-	-	-	850	5	2.35%
Subordinated debt	14,788	241	6.52%	14,759	241	6.53%
FHLB borrowings	23,956	162	2.70%	47,135	205	1.74%
Total interest-bearing liabilities	$830,435	$4,982	2.40%	$638,826	$2,663	1.67%
Demand deposits and other liabilities	208,405			173,941
Total liabilities	$1,038,840			$812,767
Stockholders’ Equity	126,996			71,459
Total Liabilities and Stockholders’ Equity	$1,165,836			$884,226
Interest Rate Spread			2.89%			3.12%
Net Interest Income and Margin		$9,885	3.51%		$7,508	3.54%

(1)	Includes loans classified as non-accrual.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(In thousands)

	For the six months ended June 30, 2019			For the six months ended June 30, 2018
	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)	Average Balance	Interest Income/ Expense	Average Yields/ Rate (annualized)
ASSETS:
Interest earning assets:
Loans (1)	$957,457	$26,793	5.60%	$721,101	$17,965	4.98%
Investment securities	70,897	1,171	3.30%	55,453	748	2.70%
Federal funds and interest-bearing deposits	69,242	720	2.08%	29,338	215	1.47%
Total interest earning assets	$1,097,596	$28,684	5.23%	$805,892	$18,928	4.70%
Other assets	38,827			35,765
Total assets	$1,136,423			$841,657
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$57,013	$528	1.85%	$54,728	$386	1.41%
Money market deposit accounts	133,410	1,350	2.02%	109,671	678	1.24%
Savings and NOW deposits	60,626	147	0.48%	48,922	109	0.45%
Time deposits	508,421	6,566	2.58%	326,276	2,604	1.60%
Total interest-bearing deposits	$759,470	$8,591	2.26%	$539,597	$3,777	1.40%
Federal funds and repos purchased	69	1	2.89%	885	12	2.71%
Subordinated debt	14,784	479	6.48%	14,755	479	6.49%
FHLB borrowings	29,006	380	2.62%	45,589	377	1.65%
Total interest-bearing liabilities	$803,329	$9,451	2.35%	$600,826	$4,645	1.55%
Demand deposits and other liabilities	207,925			170,177
Total liabilities	$1,011,254			$771,003
Stockholders’ Equity	125,169			70,654
Total Liabilities and Stockholders’ Equity	$1,136,423			$841,657
Interest Rate Spread			2.88%			3.15%
Net Interest Income and Margin		$19,233	3.50%		$14,283	3.54%

(1)	Includes loans classified as non-accrual.

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(Unaudited)

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Per share Data and Shares Outstanding (1)
Earnings per share – (basic and diluted)	$0.42	$0.26	$0.81	$0.55
Tangible book value per share	$15.64	$12.42	$15.64	$12.42
Weighted average common shares (basic and diluted)	8,250,210	5,810,383	8,246,562	5,801,541
Common shares outstanding at end of period	8,250,259	5,810,498	8,250,259	5,810,498
Performance Ratios
Return on average assets (annualized)	1.18%	0.68%	1.18%	0.76%
Return on average equity (annualized)	10.81%	8.90%	10.67%	9.03%
Yield on earning assets (annualized)	5.29%	4.79%	5.23%	4.70%
Cost of interest bearing liabilities (annualized)	2.40%	1.67%	2.35%	1.55%
Net interest spread	2.89%	3.12%	2.88%	3.15%
Net interest margin (annualized)	3.51%	3.54%	3.50%	3.54%
Noninterest income as a percentage of average assets (annualized)	0.46%	0.26%	0.40%	0.26%
Noninterest expense to average assets (annualized)	2.12%	2.20%	2.14%	2.24%
Efficiency ratio	55.02%	60.18%	56.67%	61.44%
Asset Quality
Loans 30-89 days past due to total gross loans	0.03%	0.01%	0.03%	0.01%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.00%	0.24%	0.00%	0.24%
Non-performing assets	$1,242	$1,939	$1,242	$1,939
Non-performing assets to total assets	0.10%	0.21%	0.10%	0.21%
Allowance for loan losses to total gross loans	0.92%	0.94%	0.92%	0.94%
Allowance for loan losses to non-performing loans	N/A	3.92	N/A	3.92
Net loan charge-offs (recoveries)	$754	$(2)	$721	$5
Net charge-offs to average loans (annualized)	0.31%	0.00%	0.15%	0.00%
Troubled debt restructurings (total)
Performing in accordance with modified terms	$1,494	$1,526	$1,494	$1,526
Not performing in accordance with modified terms	$-	$1,939	$-	$1,939
Regulatory Capital Ratios (Bank only) (2)
Total risk-based capital ratio	13.34%	10.10%	13.34%	10.10%
Tier 1 risk-based capital ratio	12.52%	9.25%	12.52%	9.25%
Leverage ratio	12.38%	9.64%	12.38%	9.64%
Common equity tier 1 ratio	12.52%	9.25%	12.52%	9.25%
Other information
Closing stock price	$22.79	$20.75	$22.79	$20.75
Tangible equity / tangible assets	10.89%	7.71%	10.89%	7.71%
Average tangible equity / average tangible assets	10.89%	8.09%	11.01%	8.39%
Number of full time equivalent employees	120	103	120	103
# Full service branch offices	6	6	6	6

(1)	Amounts for all periods presented are adjusted to reflect a 5% stock dividend effective April 30, 2018
(2)	Regulatory capital ratios as of June 30, 2019 are preliminary.